Leverage Shares 2X Long AVGO Daily ETF
Schedule of Investments
July 31, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 10.8%		Value
Money Market Funds - 10.8%	Shares
First American Treasury Obligations Fund - Class X, 4.22%(a)	381,839	$381,839
TOTAL SHORT-TERM INVESTMENTS (Cost $381,839)		381,839

TOTAL INVESTMENTS - 10.8% (Cost $381,839)		381,839
Other Assets in Excess of Liabilities - 89.2%		3,166,032
TOTAL NET ASSETS - 100.0%		$3,547,871
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Leverage Shares 2X Long AVGO Daily ETF
Schedule of Total Return Swap Contracts
July 31, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Broadcom, Inc.	Cantor Fitzgerald & Co.	Receive	OBFR + 2.50%	Termination	06/16/2026	$1,801,850	$(51,949)
Broadcom, Inc.	Clear Street LLC	Receive	OBFR + 1.25%	Termination	06/16/2026	4,256,594	544,009
Broadcom, Inc.	Marex Capital Markets Inc.	Receive	OBFR + 3.00%	Termination	06/17/2026	1,035,293	(4,409)
Net Unrealized Appreciation (Depreciation)							$487,651

There are no upfront payments or receipts associated with total return swaps in the Fund as of July 31, 2025.

OBFR - Overnight Bank Funding Rate was 4.33% as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Leverage Shares 2X Long AVGO Daily ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	381,839	–	–	381,839
Total Investments	381,839	–	–	381,839

Other Financial Instruments:
Total Return Swaps*	–	544,009	–	544,009
Total Other Financial Instruments	–	544,009	–	544,009

Liabilities:
Other Financial Instruments:
Total Return Swaps*	–	(56,358)	–	(56,358)
Total Other Financial Instruments	–	(56,358)	–	(56,358)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of July 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.